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                                                                   EXHIBIT 99.13


                             SUBORDINATION AGREEMENT

         This Subordination Agreement, (this "Agreement"), dated as of the 30th day of January, 2003 by and among Nutritional Sourcing Corporation ("NSC") a Delaware corporation and Westernbank Puerto Rico (Business Credit Division), Puerto Rico banking corporation ("Lender").

                                    RECITALS

         Lender intends to provide loans to NSC's direct or remote subsidiaries, Xtra Super Foods Centers, Inc., Pueblo Entertainment, Inc., Xtra Merger Corporation, All Truck Inc. and Caribad, Inc. all Delaware corporations except Caribad, Inc. which is a Puerto Rico corporation and Pueblo International, LLC, a Delaware limited liability company of which NSC is the sole member individually a "Borrower" and collectively the "Borrowers", pursuant to an Extension And Modification and Security Agreement", dated as of the date hereof (the "Loan Agreement").

         NSC has guaranteed the "Obligations" under the Loan Agreement and Lender is purchasing, pursuant to the Loan Agreement, existing loans to Pueblo guaranteed by NSC.

         NOW THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree that, from and after the date hereof the following shall constitute the Subordination Agreement between the parties hereto:

SECTION 1.

         (a) As used herein, the following terms shall have the following meanings:


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         "Event of Default" shall have the meaning assigned to it in the Loan
Agreement or any of the other "Financing Agreements" (as defined in the Loan Agreement).

         "Senior Obligations" shall mean (a) the "Obligations" (as defined in the Loan Agreement including without limitation the "Obligations" under the Credit Agreement) and (b) all other indebtedness, obligations and liabilities of any Borrower to Lender now existing or hereafter incurred or created.

         "Subordinated Creditor" shall mean NSC and its successors and assigns.

         "Subordinated Obligations" shall mean all indebtedness, obligations and liabilities, whether direct or indirect, contingent or otherwise, however evidenced, of any Borrower to the Subordinated Creditor now existing or hereafter incurred or created, including any extensions, modifications and renewals thereof.

         "Loan Documents" shall mean the Loan Agreement and the other Financing Agreements.

         (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provisions of this Agreement, and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

         (c) Capitalized terms not otherwise defined herein that are defined in the Loan Agreement, shall have the respective meanings prescribed therein.


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SECTION 2.

         The Subordinated Creditor agrees, for itself and each future holder of the Subordinated Obligations, that:

         (a) Except as permitted by Section 10.2 of the Loan Agreement no direct or indirect payment on account of the Subordinated Obligations shall be made, nor shall any claim to the property or assets of a Borrower on a parity with or prior to the claims of the Senior Obligations be made, nor shall the Subordinated Creditor take, demand, receive or institute legal proceedings to recover, and Borrowers will not make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment or security for the whole or any part of the Subordinated Obligations, nor shall the Subordinated Creditor accelerate the scheduled maturities of any amounts owing under any of the Subordinated Obligations, prior to payment in full of the Senior Obligations and termination of the Loan Agreement.

         (b) Upon any indebtedness of any Borrower to the Subordinated Creditor becoming due and payable (or a proof of claim in respect thereof being filed in any applicable proceeding) by reason of any liquidation, dissolution or other winding up of its businesses or by reason of any receivership, insolvency, reorganization or bankruptcy proceedings, assignment for the benefit of creditors, arrangements or any proceeding by or against any Borrower for any relief under any bankruptcy, reorganization or insolvency law or laws, Federal or state, relating to the relief of debtors, readjustment of indebtedness, reorganization, composition, or extension, then and in any such event, any payment or distribution of any kind or character in respect of Borrower or any of the Subordinated Obligations otherwise payable, whether in cash, property or securities, shall instead be paid over or delivered to Lender and promptly be applied (subject to applicable law} as a


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payment or prepayment on account of the Senior Obligations and no Subordinated
Creditor shall receive any such payment or distribution or any benefit therefrom unless and until the Senior Obligations shall have been indefeasibly fully paid and satisfied.

         (c) Under circumstances, if any, when Section 2(b) above shall not be applicable, (i) in the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any substantial part of the property, assets or business of any Borrower or the proceeds thereof, to any creditor or creditors of any Borrower other than in the ordinary course of business or as permitted in the Loan Agreement or (ii) upon an Event of Default which has not been cured or waived or in the event that all amounts owing under any Senior Obligations have become, or have been declared to be, due and payable (and have not been paid in accordance with the terms of said Senior Obligations), then and in any such event, any payment or distribution of any kind or character in respect of any Borrower or Borrowers or any of the Subordinated Obligations, otherwise payable, whether in cash, property or securities shall instead be paid over or delivered to Lender and promptly be applied (subject to applicable law) as a payment or prepayment on account of the Senior Obligations and no Subordinated Creditor shall receive any such payment or distribution or any benefit therefrom unless and until the Senior Obligations shall have been indefeasibly fully paid and satisfied.

SECTION 3.

         (a) The Subordinated Creditor irrevocably authorizes and empowers Lender under the circumstances set forth in Section 2(b) to demand, sue for, collect and receive every such payment or distribution referred to in said
Section 2(b) and give acquittance therefor, and take such other proceedings, in the name of Lender or in the name of the Subordinated Creditor or otherwise, as Lender


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may deem reasonably necessary or advisable for the enforcement of the subordination provisions of this Agreement. The Subordinated Creditor hereby agrees, under the circumstances set forth in Section 2(b), duly and promptly to take such action as may be reasonably requested at any time and from time to time by Lender, to file appropriate proofs of claim in respect of the Subordinated Obligations, and to execute and deliver such powers of attorney, assignments or other instruments as may be reasonably requested by Lender in order to enable Lender to enforce any and all claims upon or in respect of the Subordinated Obligations and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or in respect of the Subordinated Obligations. Any such amounts received by Lender shall be applied (subject to applicable law) to the payment of the Senior Obligations.

         (b) Should any payment or distribution or security, or the proceeds of any thereof, be collected or received by the Subordinated Creditor in respect of the Subordinated Obligations (contrary to the provisions of this Agreement), the Subordinated Creditor will forthwith turn over the same to Lender, in the form received (except for the indorsement or the assignment of the Subordinated Creditor when necessary) and until so turned over, the same shall be held in trust by the Subordinated Creditor as the property of Lender. Any such amounts received by Lender shall be applied (subject to applicable law) to the payment of the Senior Obligations.

SECTION 4.

         The Subordinated Creditor represents and warrants to Lender as of the date of this Agreement that:

         (a) The Subordinated Obligations are free and clear of any security interest, liens, charges or encumbrances whatsoever other


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than (i) the interest of Lender under this Agreement (ii) the lien and security interest of Lender pursuant to the Loan Documents and the Credit Documents and
(iii) those that may be set forth on the Schedules to the Loan Agreement.

         (b) Such Subordinated Creditor has full power, authority and legal right to execute, deliver and perform this Agreement, and the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Subordinated Creditor, do not require any approval or consent of any trustee or holders of any indebtedness or obligations of Subordinated Creditor (other than those which have been obtained) and do not violate any provision of law, governmental regulation, order or decree or any provision of any organizational or constitutional document of the Subordinated Creditor or any provision of any indenture, mortgage, contract or other agreement to which the Subordinated Creditor is a party or by which it is bound.

         (c) No consent, license, approval or authorization of, or registration or declaration with, any governmental instrumentality, domestic or foreign, is required in connection with the execution, delivery and performance by the Subordinated Creditor of this Agreement (other than those which have been obtained).

         (d) This Agreement constitutes the legal, valid and binding obligation of the Subordinated Creditor, enforceable against the Subordinated Creditor in accordance with its terms.

         (e) The loans or advances to be made by Lender to Borrowers, pursuant to the Loan Agreement are of direct benefit to it.


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SECTION   5

         The Subordinated Creditor consents that, without the necessity of any reservation of rights against the Subordinated Creditor, and without notice to or further assent by the Subordinated Creditor (a) any demand for payment of any Senior Obligation made by Lender may be rescinded in whole or in part by Lender and any Senior Obligation may be continued and the Senior Obligations, or the liability of any Borrower or any other party upon or for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto, or any obligation or liability of Borrower or any other party under the Loan Documents may, from time to time, in whole or, in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by Lender and (b) the Loan Documents and any document or instrument evidencing or governing the terms of any other Senior Obligations or any collateral security documents or guaranties or documents in connection therewith may be amended, modified, supplemented or terminated in whole or in part, as Lender may deem advisable from time to time, and any collateral security at any time held by Lender for the payment of any of the Senior Obligations may be sold exchanged, waived, surrendered or released, in each case and without notice to or further assent by the Subordinated Creditor who will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordinations provided for herein, notwithstanding any such renewal, extension modification, acceleration, compromise, amendment, supplement termination, sale, exchange, waiver, surrender or release. The Subordinated Creditor waives any and all notice of the creation renewal, extension or accrual of any of the Senior Obligations and notice of or proof of reliance by Lender upon this Agreement or the Senior Obligations, and all dealings between Borrowers and Lender shall be deemed to have been consummated in reliance upon this Agreement. The Subordinated


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Creditor acknowledges and agrees that Lender has relied upon the subordinations provided for herein in entering into the Loan Documents. The Subordinated Creditor waives notice of or proof of reliance on this Agreement and protest, demand for payment and notice of default by Lender.

SECTION 6.

         The Subordinated Creditor will not (a) sell, assign or otherwise transfer, in whole or in part, the Subordinated Obligations or any interest therein to any other person or entity (a "Transferee") or (b) create, incur or suffer to exist any security interest, lien, charge or other encumbrance whatsoever upon the Subordinated Obligations in favor of any Transferee unless, in either case, such Transferee expressly acknowledges to Lender in writing the subordinations provided for herein and agrees to be bound by all of the terms hereof.

SECTION 7.

         (a) No failure to exercise, and no delay in exercising on the part of the holders, assignees and beneficiaries (or any agent therefor) from time to time of the Senior Obligations, any right, power or privilege under this Agreement shall operate as of waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement and in any agreement relating to any of the Senior Obligations and all other agreements, instruments and documents referred to in any of the foregoing are cumulative and shall not be exclusive of any rights or remedies provided by law.

         (b) The Subordinated Creditor agrees to execute and deliver such further documents and to do such other acts and things as Lender may reasonably request in order fully effect the purposes of


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this Agreement.

         (c) All notices, requests and communications to Lender and the Subordinated Creditor to be effective shall be in writing or by telecopier, and shall be deemed to have been duly given or made (i) if hand delivered or telecopied, on the date when delivered by hand or telecopied, or, (ii) if mailed, three (3) days after deposit thereof in the mail, postage prepaid, or
(iii) if given by any other means, when delivered, in each case at the address set forth below or to such other address as may be hereafter notified by the respective parties hereto.

         (d) This Agreement and the rights and obligations of Lender and the Subordinated Creditor under this Agreement shall be governed by, and construed and interpreted in accordance with the laws of the Commonwealth of Puerto Rico and shall be binding upon and inure to the benefit of Lender and the Subordinated Creditor and their respective successors, transferees and assigns.

         (e) The subordination provisions contained herein are for the benefit of Lender and its successors and assigns and may not be rescinded or cancelled or modified in any way, nor, unless otherwise expressly provided for herein, nor may any provision of this Agreement be waived or changed without the express prior written consent thereto of Lender.

         (f) The Subordinated Creditor will cause any notes evidencing the Subordinated Obligations to bear upon their faces a statement or legend to the effect that such notes are subordinate and junior in right of payment to the Senior Obligations in the manner and to the extent herein set forth.

         (g) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to


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constitute one and the same instrument.

         (h) This Agreement shall terminate upon payment in full of the Senior Obligations.

         (i) The parties hereto expressly waive trial by jury in any litigation arising out of or relating to this agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representative or in person as of the day and year first above written.


                                    Nutritional Sourcing Corporation



                                    By: /s/ Daniel J. O'Leary
                                        ----------------------------
                                           Daniel J. O'Leary
                                           Title: Executive Vice President

                                    Address:
                                    550 Biltmore Way Suite 900
                                    Coral Gables, FL 33134


                                    Westernbank Puerto Rico


                                    By: /s/ Miguel V. Vazquez
                                        ----------------------
                                        Miguel V. Vazquez
                                        Title: President
                                        Business Credit Division

                                    Address:
                                        268 Munoz Rivera Avenue
                                        Westernbank World Plaza
                                        Suite 600 6th Floor
                                        Hato Rey, Puerto Rico 00919


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Commonwealth of Puerto Rico   }
                              }ss:
Municipality of San Juan      }



         Subscribed and acknowledged before me by Daniel J. O'Leary, in his capacity as Executive Vice President of, and on behalf of, Nutritional Sourcing Corporation, of legal age, married, executive and resident of New York and personally known to me or who has produced a Driver's License as identification at San Juan, Puerto Rico this 30th day of January, 2003.


Affidavit No. 20481


                                    /s/ Arlene V. Bauza Figueroa
                                    ----------------------------
                                    Notary Public


                           [SEAL]


Commonwealth of Puerto Rico      }
                                 }ss:
Municipality of San Juan         }


         Subscribed and acknowledged before me by Miguel Vazquez of legal age, married, executive and resident of Guaynabo, Puerto Rico, in his capacity as President of the Business Credit Division of, and on behalf of, Westernbank Puerto Rico, and personally known to me at San Juan, Puerto Rico this 30 day of January, 2003.




                                    /s/ Jorge E. Velez
                                    ----------------------------
                                    Notary Public


Affidavit No. 3826-copy


                           [SEAL]


 CODE: PUEBLO-NSC-SUBORD.AGR


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